UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2021 (July 27, 2021)

DA32 LIFE SCIENCE TECH ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40676	86-3352988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 Park Avenue South, 12th Floor

New York, NY 10010

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 551-1600

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	DALS	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 30, 2021, DA32 Life Science Tech Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 20,000,000 shares of Class A common stock of the Company, par value $0.0001 per share (the “Common Stock”). The Common Stock were sold at a price of $10.00 per Common Stock, generating gross proceeds to the Company of $200,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-257679) for the IPO, filed with the U.S. Securities and Exchange Commission (the “Commission”) on July 2, 2021 (the “Registration Statement”):

•

An Underwriting Agreement, dated July 27, 2021, by and among the Company and J.P. Morgan Securities LLC and Cowen and Company, LLC, as representatives of the underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

•

A Letter Agreement, dated July 27, 2021 (the “Letter Agreement”), by and among the Company, its executive officers, its directors and the Company’s sponsor, DA32 Sponsor LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

•

An Investment Management Trust Agreement, dated July 27, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

•

A Registration Rights Agreement, dated July 27, 2021, by and among the Company, the Sponsor and the Holders signatory thereto, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

•

A Private Placement Class A Common Stock Purchase Agreement, dated July 27, 2021, by and between the Company and the Sponsor (the “Private Placement Class A Common Stock Purchase Agreement”), a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

•

An Administrative Services Agreement, dated July 27, 2021, by and between the Company and the Sponsor, an affiliate of the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

•	A Strategic Services Agreement, dated July 27, 2021, by and between Christopher Wolfe, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Class A Common Stock Purchase Agreement, the Company completed the private sale of an aggregate of 650,000 private placement shares (the “Private Placement Shares”) to the Sponsor at a purchase price of $10.00 per Private Placement Share, generating gross proceeds to the Company of $6,500,000. The Private Placement Shares are identical to the Common Stock sold in the IPO, except that the Private Placement Shares, so long as they are held by the Sponsor or its permitted transferees, (i) are not redeemable by the Company, (ii) may not, subject to certain limited exceptions, be transferred, assigned or sold by such holders until 30 days after the completion of the Company’s initial business combination, (iii) may be exercised by the holders on a cashless basis and (iv) will be entitled to registration rights. No underwriting discounts or commissions were paid with respect to such sales. The issuance of the Private Placement Shares was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 27, 2021, in connection with the IPO, Andrew ElBardissi, Keith Crandell, Mara Aspinall, Kevin Hrusovsky, Angela Lai and Nick Roelofs were appointed to the board of directors of the Company (the “Board”). Mr. Hrusovsky, Dr. Roelofs and Mmes. Aspinall and Lai are independent directors. Effective July 27, 2021, Ms. Aspinall, Mr. Hrusovsky and Dr. Roelofs were appointed to the Board’s Audit Committee, with Ms. Aspinall serving as chair of the Audit Committee. Effective July 27, 2021, Dr. Roelofs and Mmes. Aspinall and Lai were appointed to the Board’s Compensation Committee, with Dr.

Roelofs serving as chair of the Compensation Committee. The Company does not have a standing Nominating and Corporate Governance Committee, but intends to form one as and when required to do so by law or Nasdaq rules. Mr. Hrusovsky, Dr. Roelofs and Mmes. Aspinall and Lai will participate in the consideration and recommendation of director nominees.

Following the appointment of Andrew ElBardissi, Keith Crandell, Mara Aspinall, Kevin Hrusovsky, Angela Lai and Nick Roelofs, the Board is comprised of the following three classes: the term of office of the first class of directors, Class I, consists of Ms. Lai and Dr. Roelofs and will expire at the Company’s first annual meeting of stockholders; the term of office of the second class of directors, Class II, consists of Ms. Aspinall and Mr. Hrusovsky and will expire at the Company’s second annual meeting of stockholders; and the term of office of the third class of directors, Class III, consists of Mr. Crandell and Drs. Kafka and ElBardissi and will expire at the Company’s third annual meeting of stockholders.

On July 27, 2021, in connection with their appointments to the Board, each director entered into the Letter Agreement as well as an indemnity agreement with the Company in the form previously filed as Exhibit 10.5 to the Registration Statement. In addition, on June 15, 2021, the Sponsor transferred 143,750 shares of Class B common stock of the Company to Christopher Wolfe, our Chief Financial Officer, and 30,000 shares of Class B common stock of the Company to each of Andrew ElBardissi, Keith Crandell, Mara Aspinall, Kevin Hrusovsky, Angela Lai and Nick Roelofs.

Other than the foregoing, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Letter Agreement and the form of indemnity agreement do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and form of indemnity agreement, copies of which are attached as Exhibit 10.1 hereto and Exhibit 10.5 to the Registration Statement, respectively, and are incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On July 27, 2021, in connection with the IPO, the Company adopted its Amended and Restated Certificate of Incorporation (the “Amended Charter”), effective the same day. The terms of the Amended Charter are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended Charter is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $200,000,000, comprised of $196,800,000 of the proceeds from the IPO (which amount includes $5,600,000 of the underwriters’ deferred discount) and $3,200,000 of the proceeds of the sale of the Private Placement Class A Common Stock, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes and up to $100,000 of interest to pay dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the shares of Class A common stock sold in the IPO (the “public shares”) properly submitted in connection with a stockholder vote to amend the Company’s Amended Charter (A) to modify the substance or timing of the Company’s obligation to redeem 100% of the public shares if it does not complete its initial business combination within 24 months from the closing of the IPO or (B) with respect to any other material provisions relating to stockholders’ rights or pre-initial business combination activity or (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 24 months from the closing of the IPO, subject to applicable law.

On July 27, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On July 30, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated July 27, 2021, by and between the Company and J.P. Morgan Securities LLC and Cowen and Company, LLC, as representatives of the underwriters.

3.1	Amended and Restated Certificate of Incorporation.

10.1	Letter Agreement, dated July 27, 2021, by and among the Company, its executive officers, its directors and DA32 Sponsor LLC.

10.2	Investment Management Trust Agreement, dated July 27, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated July 27, 2021, by and among the Company, DA32 Sponsor LLC and the Holders signatory thereto.

10.4	Private Placement Class A Common Stock Purchase Agreement, dated July 27, 2021, by and between the Company and DA32 Sponsor LLC.

10.5	Administrative Services Agreement, dated July 27, 2021, by and between the Company and DA32 Sponsor LLC.

10.6	A Strategic Services Agreement, dated July 27, 2021, by and between the Company and Christopher Wolfe.

99.1	Press Release, dated July 27, 2021.

99.2	Press Release, dated July 30, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DA32 LIFE SCIENCE TECH ACQUISITION CORP.

	By:	/s/ Steve Kafka
Name: Steve Kafka
Title: Chief Executive Officer

Dated: July 30, 2021